UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21786

Voya Global Advantage and Premium Opportunity Fund

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: February 28

Date of reporting period: March 1, 2018 to August 31, 2018

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Semi-Annual Report
August 31, 2018
Voya Global Advantage and Premium Opportunity Fund
E-Delivery Sign-up – details inside
This report is intended for existing current holders. It is not a prospectus. This information should be read carefully.

Go Paperless with E-Delivery!
Sign up now for on-line prospectuses, fund reports, and proxy statements. In less than five minutes, you can help reduce paper mail and lower fund costs.
Just go to www.voyainvestments.com, click on the E-Delivery icon from the home page, follow the directions and complete the quick 5 Steps to Enroll.
You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.
PROXY VOTING INFORMATION
A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Fund. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

President’s Letter

Dear Shareholder,
Voya Global Advantage and Premium Opportunity Fund (the “Fund”) is a diversified, closed-end management investment company whose shares are traded on the New York Stock Exchange under the symbol “IGA.” The primary objective of the Fund is to provide a high level of income, with a secondary objective of capital appreciation.
The Fund seeks to achieve its investment objectives by investing at least 80% of its managed assets in a diversified global equity portfolio and employing an option strategy of writing index call options on a portion of its equity portfolio. The Fund also seeks to hedge most of its foreign currency exposure to seek to reduce volatility of total returns.
For the six-month period ended August 31, 2018, the Fund made quarterly distributions totaling $0.45 per share, which were characterized as $0.18 per share of net realized gain and $0.27 per share of net investment income.*
Based on net asset value (“NAV”), the Fund provided a total return of 3.59% for the six-month period ended August 31, 2018.(1)(2) This NAV return reflects an decrease in the Fund’s NAV from $12.12 on February 28, 2018 to $12.07 on August 31, 2018 after taking into account the quarterly distributions noted above. Based on its share price, the Fund provided a total return of 8.02% for the six-month period ended August 31, 2018.(2)(3) This share price return reflects an increase in the Fund’s share price from $11.19 on February 28, 2018 to $11.62 on August 31, 2018, after taking into account the quarterly distributions noted above.
The global equity markets have witnessed a challenging and turbulent period. Please read the Market Perspective and Portfolio Managers’ Report for more information on the markets and the Fund’s performance.
At Voya, our mission is to help you grow and protect your wealth, by offering you and your financial advisor a range of global investment solutions. We invite you to visit our website at www.voyainvestments.com. Here you will find current information on our investment products and services, including our open- and closed-end funds and our retirement portfolios. You will see that Voya offers a broad range of equity, fixed income and multi-asset strategies that aim to fulfill a variety of investor needs.
Thank you for trusting Voya with your investment assets. We look forward to serving you in the months and years ahead.
Sincerely,
Dina Santoro
President
Voya Family of Funds
October 1, 2018
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice. International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.
More complete information about the Fund, including the Fund’s daily New York Stock Exchange closing prices and NAV per share, is available at www.voyainvestments.com or by calling the Fund’s Shareholder Service Department at (800) 992-0180. To obtain a prospectus for any Voya mutual fund, please call your financial advisor or a fund’s Shareholder Service Department at (800) 992-0180or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

*
The final tax composition of dividends and distributions will not be determined until after the Fund’s tax year-end.

(1)
Total investment return at NAV has been calculated assuming a purchase at NAV at the beginning of each period and a sale at NAV at the end of each period and assumes reinvestment of dividends, capital gain distributions, and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan.

(2)
Total returns shown include, if applicable, the effect of fee waivers and/or expense reimbursements by the investment adviser. Had all fees and expenses been considered, the total returns would have been lower.

(3)
Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends, capital gain distributions, and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan.

Market Perspective: Six Months Ended August 31, 2018

Our new fiscal year commenced with global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, having suffered its first monthly loss in February after 15 consecutive gains and an all-time high on January 26. Another loss followed in March, but for the six-months through August, the Index returned 5.77%, as markets, led by the U.S., seemed to become increasingly immune, with the occasional relapse, to the worries that had set them back. (The Index returned 3.89% for the six-months ended August 31, 2018, measured in U.S. dollars.)
It had been the prospect of an imminent rise in U.S. interest rates that had roiled markets in February. Then, in March, investors found something else to worry about. At the beginning of the month, the White House announced tariffs of 25% on imported steel and 10% on aluminum, which would take effect at the beginning of June.
By the end of the first quarter of 2018 the Index was down 2.21% in 2018.
It was not that worries about a trade war and rising U.S. interest rates then disappeared. On April 4, the White House announced a list of proposed tariffs on $50 billion worth of Chinese imports. The Chinese immediately retaliated with reciprocal tariffs on $50 billion of U.S. imports. To be sure, such developments knocked markets back throughout the period; the President’s stated intention in June to levy a 20% tariff on European car imports and later that month rumors that he wanted to withdraw from the World Trade Organization, hit markets hard. But it didn’t last long. Investors seemed stubbornly skeptical that lasting damage would result.
Interest rate concerns were rooted in the ever-strengthening labor market. The Federal Open Market Committee (“FOMC”) was already committed to policy “normalization”, i.e. a move away from historically low short-term rates. There was nothing in successive employment reports likely to divert them. The June report announced an unemployment rate of 3.75%, matching that of April 2000, which in turn was the lowest since 1969. Having raised the federal funds rate in March, the FOMC did so again in June, from 1.75% to 2.00%, with two more in 2018 now likely.
The pressure on long-term interest rates, driven by inflationary expectations, was less intense. Accelerating wage growth in a tight labor market should constitute an inflationary threat. While wage growth was edging up, the 2.7% year-over-year rate shown in the August employment report, did not seem particularly dangerous. The Federal Reserve Board’s preferred measure: core Personal Consumption Expenditures inflation, never quite reached the target level of 2.0%, last seen in 2012. Thus the 10-year Treasury yield occasionally breached 3%, peaking at 3.11%, but could not hold it, ending August back at 2.86%.
The possibility of an inverted yield curve, a good indicator of impending recession was itself a concern. Indeed the current economic expansion was already nine years old. The best days for the economy and markets, so the argument went, had probably been seen.
But markets remained resilient. The global backdrop was still favorable. Economies outside the U.S. were growing, just not as well as in 2017. In the U.S., demand was strong due to a tight labor market and tax cuts. Corporate profits were high; share buy-backs and dividends were building. U.S. GDP growth accelerated to 4.2% in the second. As the fiscal half-year ended, investors, especially in the U.S., seemed willing to enjoy the good times while they lasted.
In U.S. fixed income markets, the Treasury yield curve flattened markedly, with short to medium term yields rising and longer yields falling. Indeed the excess of the 10-year yield over the two-year shrank to just 0.18%, the lowest in over 11 years. The Bloomberg Barclays U.S. Aggregate Bond Index gained 1.15%, while the Bloomberg Barclays U.S. Corporate Investment Grade Bond sub-index edged up 0.59%, amid heavy issuance of BBB paper.
U.S. equities, represented by the S&P 500® Index including dividends, rose 7.96%, at last setting a new record on August 24. The earnings per share of its constituent companies grew by nearly 25% year-over-year in the second quarter, the most since 2010. Real estate, the sector worst hit early in the year, was the top performer, up 13.50%, followed by energy, 13.15% as oil prices rebounded, and consumer discretionary, the sector of Amazon and Netflix, 13.11%. Financials was the only losing sector, down 1.10%, attributed partly to the flattening yield curve, which puts pressure on margins.
In currencies, the dollar rose 5.11% against the euro, 6.16% against the pound and 4.07% against the yen. From about April, after sustained weakness, dollar strength returned, as U.S. economic data increasingly left the rest of the world behind.
International markets were unnerved by February’s general upsurge in volatility and the risk of a trade war. Emerging markets equities were also undermined by the renewed strength of the U.S. dollar, which makes U.S. investments generally more attractive than riskier alternatives and raises doubts about the ability of borrowers in emerging markets to service their dollar-denominated debts. Developed markets held up better. MSCI Japan® Index slipped 0.55% over the fiscal half-year. MSCI Europe ex UK® Index added 2.08%. Political worries resurfaced in Italy with the election of a populist government, to add to those caused by cooling economic indicators. Financials were particularly hard hit. However strength in healthcare, consumer staples and technology tipped the balance in favor of a positive result over all. MSCI UK® Index gained 5.77%, driven by its big global energy and healthcare constituents.
All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

Benchmark Descriptions

Index	Description
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	An index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
EuroStoxx 50 Index	Covers 50 stocks from 12 euro zone countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.
FTSE 100 Index	A share index of the 100 most highly capitalized U.K. companies listed on the London Stock Exchange.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,600 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Nikkei 225 Index	A price weighted index and made up of the top 225 industry leading companies which investors trade on the Tokyo Stock Exchange.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

Voya Global Advantage and Premium Opportunity Fund	Portfolio Managers’ Report

Geographic Diversification as of August 31, 2018 (as a percentage of net assets)

United States	54.7%
Japan	8.4%
Netherlands	6.0%
Australia	4.3%
Canada	4.3%
United Kingdom	4.1%
Austria	2.6%
Switzerland	2.3%
Hong Kong	2.2%
Singapore	2.2%
Countries between 0.2% – 2.2%^	5.1%
Assets in Excess of Other Liabilities*	3.8%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 7 countries, which each represents 0.2% – 2.2% of net assets.
Portfolio holdings are subject to change daily.
Fund Voya Global Advantage and Premium Opportunity Fund (the “Fund”) is a diversified closed-end fund with the primary investment objective of providing a high level of income. Capital appreciation is a secondary investment objective. The Fund seeks to achieve its investment objectives by:
•	investing at least 80% of its managed assets in a portfolio of common stocks of companies located in a number of different countries throughout the world, including the United States; and
•	utilizing an integrated derivatives strategy.
Portfolio Management: The Fund is managed by Pieter Schop, Jeff Meys and Willem van Dommelen, Portfolio Managers*, NNIP Advisors B.V. — the Sub-Adviser.
Equity Portfolio Construction: Under normal market conditions, the Fund will invest at least 80% of its managed assets in a diversified portfolio of equity securities across a broad range of countries, industries and market sectors. Equity securities held by the Fund may be denominated in both U.S. dollars and non-U.S. currencies. The Fund may invest up to 20% of its managed assets in securities issued by companies located in emerging markets when the Sub-Adviser believes they present attractive investment opportunities.
The Fund seeks to invest in a portfolio of approximately 100 to 150 equity securities and will select securities through an analysis of a company’s fundamentals in terms of sales, margins and capital use and other fundamental factors by the Sub-Adviser’s equity analysts, as well as quantitative factors. The Sub-Adviser seeks to identify opportunities in mispricing between its bottom-up fundamental analysis of a security’s value and the market price of individual stocks using a proprietary discounted cash flow valuation model and quantitative techniques.
Top Ten Holdings as of August 31, 2018* (as a percentage of net assets)

Microsoft Corp.	5.0%
ConocoPhillips	3.0%
Alphabet, Inc. - Class A	2.9%
VF Corp.	2.5%
AbbVie, Inc.	2.4%
Intel Corp.	2.3%
United Overseas Bank Ltd.	2.2%
Eaton Corp. PLC	2.2%
Koninklijke DSM NV	2.1%
Suncor Energy, Inc.	2.0%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
Investment opportunities with the highest conviction are selected from the resulting focus list to construct a diversified portfolio.
The Fund’s weighting between U.S. and international equities depends on the Sub-Adviser’s ongoing assessment of market opportunities for the Fund. Under normal market conditions, the Fund seeks to target at least a 40% weighting in international (ex-U.S.) equity securities.
The Fund seeks to target a relatively high active share in combination with a moderate tracking error as measured against the MSCI World IndexSM.
The Fund’s Integrated Option Strategy: The option strategy of the Fund is designed to seek gains and lower volatility of total returns over a market cycle by generally writing (selling) index call options on selected indices and/or exchange-traded funds (“ETFs”) in an amount equal to approximately 35% to 100% of the value of the Fund’s holdings in common stocks.
The extent of call option writing activity depends upon market conditions and the Sub-Adviser’s ongoing assessment of the attractiveness of writing call options on selected indices and/or ETFs. Call options will be written (sold) usually at-the money, out-of-the-money or near-the-money and can be written both in exchange-listed option markets and over-the-counter markets with major international banks, broker-dealers and financial institutions.
The Fund writes call options that are generally short-term (between 10 days and three months until expiration). The Fund typically maintains its call positions until expiration, but it retains the option to buy back the call options and sell new call options.
Additionally, in order to reduce volatility of net asset value (“NAV”) returns, the Fund generally employs a policy to hedge major foreign currencies using foreign currency forwards or zero-cost collars.
In addition to the intended strategy of selling index call options, the Fund may invest in other derivative instruments such as futures for investment, hedging and risk-management purposes to gain or reduce exposure to securities, security markets and market indices consistent with its investment objectives and strategies. Such derivative instruments are acquired to enable the Fund to make market directional tactical decisions to enhance returns, to protect against a decline in its assets or as a substitute for the purchase or sale of equity securities.

Portfolio Managers’ Report	Voya Global Advantage and Premium Opportunity Fund

Performance: Based on net asset value (“NAV”), the Fund provided a total return 3.59% for the six-month period ended August 31, 2018.(1) This NAV return reflects a decrease in the Fund’s NAV from $12.12 on February 28, 2018 to $12.07 on August 31, 2018, after taking into account the quarterly distributions. Based on its share price as of August 31, 2018, the Fund provided a total return of 8.02% for the six-month period.(1) This share price return reflects an increase in the Fund’s share price from $11.19 on February 28, 2018 to $11.62 on August 31, 2018, after taking into account the quarterly distributions. The Fund’s reference index, the MSCI World IndexSM returned 13.10% for the six-month reporting period. During the period, the Fund made quarterly distributions totaling $0.45 per share, which were characterized as $0.18 per share of net realized gain and $0.27 per share of net investment income.(2) As of August 31, 2018, the Fund had 18,304,966 shares outstanding.
Portfolio Specifics: Equity Portfolio: The underlying equity portfolio lagged the MSCI World IndexSM over the reporting period. While sector allocation effects were somewhat negative, stock selection detracted the most from performance. Selection in the consumer discretionary and industrial sectors detracted from performance. By contrast, selection in the energy sector contributed to results. In the consumer discretionary sector, Dollar Tree, Inc. shares declined due to the continued underperformance of the Family Dollar banner, which Dollar Tree acquired in 2015. Among industrials, Belgium Post Group shares fell as the company lowered guidance and mail volume declines accelerated. The largest contributors in the energy sector were ConocoPhillips Co., an exploration and production company, and Valero Energy Corporation, a petroleum refiner. Looking at the quantitative factors of our model, the negative impact from value offset contributions from momentum and quality.
Option Portfolio: The Fund seeks to generate premiums and secure gains by writing (selling) call options on a variety of market indices on a portion of the value of the underlying equity portfolio, and by implementing an equity market directional strategy on the same market via equity index futures.
During the reporting period, the Fund sold short-dated options on the S&P 500® Index, the DJ Eurostoxx 50® Index, the Nikkei 225 Index and the FTSE 100 Index®. The strike prices of the traded options were typically at or near the money, and the expiration dates ranged between six and seven weeks. We maintained the coverage ratio at approximately 65% during the reporting period.
From March until the end of August, most regions were up in local currency terms; the impact on the option overlay therefore was negative. The positive performance of our futures overlay strategy and our currency hedging strategy more than offset the detraction of the options overlay.
The Fund continued its policy of hedging currencies back to the U.S. dollar in order to reduce volatility of NAV returns. These hedges contributed significantly to performance during the reporting period as the dollar appreciated by about 5%.
Outlook and Current Strategy: Looking ahead, our fundamental view on the equity market remains constructive. This is due to the benign macroeconomic environment, which is characterized by growth in all regions and supported by all economic actors: consumers, corporations and governments. We believe that macro fundamentals may no longer improve from this point, but remain strongly supportive of equities. What’s more, corporate fundamentals are strong and expected earnings growth is grinding higher.
In our view, volatility may increase as we move into a consolidation phase, especially in light of the ongoing trade conflicts and the resurfacing of political unrest in Europe. In addition, we believe global monetary policy appears to have passed the point of maximum ease.

*
Effective October 1, 2018, Pieter Schop was removed as a portfolio manager of the Fund and Tjeerd van Cappelle was added as a portfolio manager of the Fund.

(1)
Total returns shown include, if applicable, the effect of fee waivers and/or expense reimbursements by the investment adviser. Had all fees and expenses been considered, the total returns would have been lower.

(2)
The final tax composition of dividends and distributions will not be determined until after the Fund’s tax year-end.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

STATEMENT OF ASSETS AND LIABILITIES as of August 31, 2018 (Unaudited)

ASSETS:
Investments in securities at fair value*	$212,464,111
Short-term investments at fair value**	6,049,587
Cash collateral for futures	471,742
Cash pledged as collateral for OTC derivatives (Note 2)	1,980,000
Foreign currencies at value***	75,433
Foreign cash collateral for futures****	864,309
Receivables:
Dividends	612,797
Foreign tax reclaims	216,203
Unrealized appreciation on forward foreign currency contracts	418,559
Prepaid expenses	1,779
Other assets	11,114
Total assets	223,165,634
LIABILITIES:
Unrealized depreciation on forward foreign currency contracts	122,520
Cash received as collateral for OTC derivatives (Note 2)	50,000
Payable for investment management fees	159,177
Payable to trustees under the deferred compensation plan (Note 6)	11,114
Payable for trustee fees	1,099
Other accrued expenses and liabilities	86,371
Written options, at fair value^	1,848,242
Total liabilities	2,278,523
NET ASSETS	$220,887,111
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$189,745,506
Distributions in excess of net investment income or accumulated net investment loss	(3,247,062)
Accumulated net realized gain	5,440,469
Net unrealized appreciation	28,948,198
NET ASSETS	$220,887,111
* Cost of investments in securities	$182,985,898
** Cost of short-term investments	$6,049,587
*** Cost of foreign currencies	$73,423
**** Cost of foreign cash collateral for futures	$864,309
^ Premiums received on written options	$1,109,942
Net assets	$220,887,111
Shares authorized	unlimited
Par value	$0.010
Shares outstanding	18,304,966
Net asset value	$12.07
See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS for the six months ended August 31, 2018 (Unaudited)

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$3,742,982
Total investment income	3,742,982
EXPENSES:
Investment management fees	941,816
Transfer agent fees	12,096
Shareholder reporting expense	27,600
Professional fees	28,520
Custody and accounting expense	66,056
Trustee fees	4,396
Miscellaneous expense	24,794
Interest expense	330
Total expenses	1,105,608
Net investment income	2,637,374
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	3,070,832
Forward foreign currency contracts	6,355,430
Foreign currency related transactions	(1,347,141)
Futures	(112,822)
Written options	452,042
Net realized gain	8,418,341
Net change in unrealized appreciation (depreciation) on:
Investments	(2,506,945)
Forward foreign currency contracts	(191,373)
Foreign currency related transactions	(13,795)
Futures	366,108
Written options	(1,509,829)
Net change in unrealized appreciation (depreciation)	(3,855,834)
Net realized and unrealized gain	4,562,507
Increase in net assets resulting from operations	$7,199,881
* Foreign taxes withheld	$178,944
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended August 31, 2018 (Unaudited)	Year Ended February 28, 2018
FROM OPERATIONS:
Net investment income	$2,637,374	$3,406,730
Net realized gain	8,418,341	16,045,746
Net change in unrealized appreciation (depreciation)	(3,855,834)	6,136,058
Increase in net assets resulting from operations	7,199,881	25,588,534
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(5,005,903)	(758,554)
Net realized gains	(3,231,332)	(14,295,298)
Return of capital	—	(1,430,146)
Total distributions	(8,237,235)	(16,483,998)
FROM CAPITAL SHARE TRANSACTIONS:
Cost of shares repurchased, net of commissions	—	(450,687)
Net decrease in net assets resulting from capital share transactions	—	(450,687)
Net increase (decrease) in net assets	(1,037,354)	8,653,849
NET ASSETS:
Beginning of year or period	221,924,465	213,270,616
End of year or period	$220,887,111	$221,924,465
Distributions in excess of net investment income or accumulated net investment loss at end of year or period	$(3,247,062)	$(878,533)

See Accompanying Notes to Financial Statements

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
	Per Share Operating Performance												Ratios and Supplemental Data
		Income (loss) from investment operations			Less Distributions									Ratios to average net assets
	Net asset value, beginning of year or period	Net investment income gain (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Market Value, end of year or period	Total investment return at net asset value(1)	Total investment return at market value(2)	Net assets, end of year or period (000’s)	Gross expenses prior to expense waiver/recoupment(3)	Net expenses after expense waiver/recoupment(3)(4)	Net investment income (loss)(3)(4)	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	($000’s)	(%)	(%)	(%)	(%)
08-31-18+	12.12	0.14•	0.26	0.40	0.27	0.18	—	0.45	12.07	11.62	3.59	8.02	220,887	1.00	1.00	2.38	30
02-28-18	11.62	0.19•	1.21	1.40	0.04	0.78	0.08	0.90	12.12	11.19	13.07	16.75	221,924	0.99	0.99	1.55	92
02-28-17	10.71	0.18	1.80	1.98	0.42	0.16	0.49	1.07	11.62	10.39	20.77	21.11	213,271	1.00	1.00	1.59	98
02-29-16	12.93	0.17	(1.27)	(1.10)	0.39	0.73	—	1.12	10.71	9.55	(8.48)(5)	(10.96)	196,576	1.00	1.00	1.36	117
02-28-15	13.09	0.17	0.79	0.96	0.59	—	0.53	1.12	12.93	11.85	8.72	9.52	237,394	0.95	0.97	1.32	17
02-28-14	12.92	0.19	1.10	1.29	0.27	—	0.85	1.12	13.09	11.91	10.94	3.14	240,301	0.99	1.00	1.43	11
02-28-13	12.66	0.21	1.23	1.44	0.44	0.54	0.20	1.18	12.92	12.64	12.85	17.49	237,034	1.07	1.00	1.68	234
02-29-12	13.76	0.22•	0.00*	0.22	1.32	—	—	1.32	12.66	11.90	2.43	(3.44)	232,156	1.00	1.00	1.76	135
02-28-11	13.37	0.20	1.57	1.77	1.38	—	—	1.38	13.76	13.72	14.05	6.32	251,545	0.98	0.99†	1.48†	164
02-28-10	11.29	0.21•	3.64	3.85	—	—	1.77	1.77	13.37	14.30	35.81	57.38	242,426	1.01	1.00†	1.61†	141
02-28-09	17.79	0.31•	(4.95)	(4.64)	0.74	—	1.12	1.86	11.29	10.42	(26.96)	(28.32)	204,546	0.99	0.99†	2.01†	178

(1)
Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the dividend reinvestment plan. Total investment return at net asset value is not annualized for periods less than one year.

(2)
Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan. Total investment return at market value is not annualized for periods less than one year.

(3)
Annualized for periods less than one year.

(4)
The Investment Adviser has entered into a written expense limitation agreement with the Fund under which it will limit the expenses of the Fund (excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(5)
Excluding amounts related to a foreign currency settlement recorded in the fiscal year ended February 29, 2016, the Fund’s total return would have been (8.65)%.

+
Unaudited.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

†
Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of August 31, 2018 (Unaudited)

NOTE 1 — ORGANIZATION
Voya Global Advantage and Premium Opportunity Fund (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is organized as a Delaware statutory trust.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. The Investment Adviser has retained Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, to provide certain consulting services to the Investment Adviser. The Investment Adviser has also engaged NNIP Advisors B.V. (“NNIP Advisors”), a subsidiary of NN Group N.V. (“NN Group”), domiciled in The Hague, The Netherlands, and Voya IM to serve as sub-advisers to the Fund.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. The Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share of the Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of the Fund is calculated by taking the value of the Fund’s assets, subtracting the Fund’s liabilities, and dividing by the number of shares that are outstanding. On days when the Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent the Fund’s assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund’s assets will likely change and you will not be able to purchase or redeem shares of the Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, the Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Fund’s Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar

NOTES TO FINANCIAL STATEMENTS as of August 31, 2018 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Fund’s valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Fund. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine the Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.
Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including each sub-adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Portfolio of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between levels of the Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when the Fund has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Premium amortization and discount accretion are determined using the effective yield method. Dividend income is recorded on the ex-dividend date, or in the case of some foreign dividends, when the information becomes available to the Fund.
C. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such

NOTES TO FINANCIAL STATEMENTS as of August 31, 2018 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Distributions to Shareholders. The Fund intends to make quarterly distributions from its cash available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on investments. Such quarterly distributions may also consist of return of capital. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains. Distributions are recorded on the ex-dividend date. Distributions are determined annually in accordance with federal tax regulations, which may differ from GAAP for investment companies.
The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time depending on whether the Fund has gains or losses on the call options written on its portfolio versus gains or losses on the equity securities in the portfolio. Each quarter, the Fund will provide disclosures with distribution payments made that estimate the percentages of that distribution that represent net investment income, other income or capital gains, and return of capital, if any. The final composition of the tax characteristics of the distributions cannot be determined with certainty until after the end of the Fund’s tax year, and will be reported to shareholders at that time. A significant portion of the Fund’s distributions may constitute a return of capital. The amount of quarterly distributions will vary, depending on a number of factors. As portfolio and market conditions change, the rate of dividends on the common shares will change. There can be no assurance that the Fund will be able to declare a dividend in each period.
E. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. The Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
F. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
G. Risk Exposures and the Use of Derivative Instruments. The Fund’s investment objectives permit the Fund to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Fund to pursue its objectives more quickly and efficiently, than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of its investment objectives, the Fund may seek to increase or decrease its exposure to the following market or credit risk factors:
Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer

NOTES TO FINANCIAL STATEMENTS as of August 31, 2018 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

could be late in paying interest or principal, or could fail to pay its financial obligations altogether.
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of the Fund to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the Fund through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. Changes in short-term market interest rates will directly affect the yield on Common Shares. If short-term market interest rates fall, the yield on Common Shares will also fall. To the extent that the interest rate spreads on loans in the Fund’s portfolio experience a general decline, the yield on the Common Shares will fall and the value of the Fund’s assets may decrease, which will cause the Fund’s NAV to decrease. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on assets in the Fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag. In the case of inverse securities, the interest rate paid by such securities generally will decrease when the market rate of interest to which the inverse security is indexed increases. With respect to investments in fixed rate instruments, a rise in market interest rates generally causes values of such instruments to fall. The values of fixed rate instruments with longer maturities or duration are more sensitive to changes in market interest rates.
As of the date of this report, market interest rates in the United States are at or near historic lows, which may increase the Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income and related markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income and related markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose the Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to

NOTES TO FINANCIAL STATEMENTS as of August 31, 2018 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause the Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union is (and other countries outside of the European Union are) implementing similar requirements, which will affect the Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. Central clearing is expected to reduce counterparty risk and increase liquidity, however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose the Fund to new kinds of costs and risks.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, the Fund generally enters into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by the Fund and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
The Fund may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to the Fund is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
As of August 31, 2018, the maximum amount of loss the Fund would incur if the counterparties to its derivative transactions failed to perform would be $418,559 which represents the gross payments to be received by the Fund on open forward foreign currency contracts were they to be unwound as of August 31, 2018. As of August 31, 2018, the Fund had received $50,000 in cash collateral for its open OTC derivative transactions.
The Fund’s master agreements with derivative counterparties have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s NAV, which could cause the Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Fund’s Master Agreements.
As of August 31, 2018, the Fund had a liability position of $1,970,762 on open forward foreign currency contracts and written options with credit related contingent features. If a contingent feature would have been triggered as of August 31, 2018, the Fund could have been required to pay this amount in cash to its counterparties. As of August 31, 2018, the Fund had pledged $1,980,000 in cash collateral for its open OTC derivatives transactions. There were no credit events during the period ended August 31, 2018 that triggered any credit related contingent features.
H. Forward Foreign Currency Contracts and Futures Contracts. The Fund may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward foreign currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Fund’s net equity

NOTES TO FINANCIAL STATEMENTS as of August 31, 2018 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses on forward foreign currency contracts are included on the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.
During the period ended August 31, 2018, the Fund used forward foreign currency contracts to hedge its investments in non-U.S. dollar denominated equity securities in an attempt to decrease the volatility of the Fund’s NAV. Please refer to the table following the Portfolio of Investments for open forward foreign currency contracts at August 31, 2018.
During the period ended August 31, 2018, the Fund had average contract amounts on forward foreign currency contracts to buy and sell of  $166,490 and $92,652,606, respectively.
The Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, the Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the period ended August 31, 2018, the Fund had purchased and sold futures contracts on various equity indices to enable the Fund to make market directional tactical decisions to enhance returns, to protect against a decline in its assets or as a substitute for the purchase or sale of equity securities. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Please refer to the table following the Portfolio of Investments for open futures contracts at August 31, 2018.
During the period ended August 31, 2018, the Fund had average notional values on futures contracts purchased and sold of  $17,214,397 and $5,303,399, respectively.
I. Options Contracts. The Fund may purchase put and call options and may write (sell) put options and covered call options. The premium received by the Fund upon the writing of a put or call option is included in the Statement of Assets and Liabilities as a liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Fund will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option or purchased put option or the purchase cost of the security for a written put option or a purchased call option is adjusted by the amount of premium received or paid. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.
The Fund generates premiums and seeks gains by writing call options on indices on a portion of the value of the equity portfolio. Please refer to Note 7 for the volume of written option activity during the period ended August 31, 2018.
J. Indemnifications. In the normal course of business, the Fund may enter into contracts that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
The cost of purchases and the proceeds from sales of investments for the period ended August 31, 2018, excluding short-term securities, were $64,106,436 and $63,206,265, respectively.

NOTES TO FINANCIAL STATEMENTS as of August 31, 2018 (Unaudited) (continued)

NOTE 4 — INVESTMENT MANAGEMENT FEES
The Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Fund. The Investment Adviser oversees all investment management and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, payable monthly, based on an annual rate of 0.85% of the Fund’s average daily managed assets. For purposes of the Management Agreement, managed assets are defined as the Fund’s average daily gross asset value, minus the sum of the Fund’s accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding preferred shares). As of August 31, 2018 there were no preferred shares outstanding.
The Investment Adviser has entered into a consulting agreement with Voya IM (the “Consultant”). For its services, the Consultant will receive a consultancy fee from the Investment Adviser. No fee will be paid by the Fund directly to the Consultant. These services include, among other things, furnishing statistical and other factual information; providing advice with respect to potential investment strategies that may be employed for the Fund, including, but not limited to, potential options strategies; developing economic models of the anticipated investment performance and yield for the Fund; and providing advice to the Investment Adviser and/or sub-advisers with respect to the Fund’s level and/or managed distribution policy.
The Investment Adviser has entered into sub-advisory agreements with NNIP Advisors and Voya IM. Subject to policies as the Board or the Investment Adviser may determine, NNIP Advisors currently manages all of the Fund’s assets in accordance with the Fund’s investment objectives, policies and limitations. NNIP Advisors provides investment advice for the Fund and is paid by the Investment Adviser based on the average daily managed assets of the Fund. However, in the future, the Investment Adviser may allocate all or some of the Fund’s assets to Voya IM for management, and may change the allocation of the Fund’s assets among the two sub-advisers in its discretion, to pursue the Fund’s investment objective. Each sub-adviser would make investment decisions solely for the assets it is allocated to manage.
NOTE 5 — EXPENSE LIMITATION AGREEMENT
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund under which it will limit the expenses of the Fund, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to 1.00% of average daily managed assets.
The Investment Adviser may at a later date recoup from the Fund for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.
As of August 31, 2018, there are no amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser.
The Expense Limitation Agreement is contractual through March 1, 2019 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
The Fund has adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the “notional” funds selected by the trustee (the “Notional Funds”). The Fund purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of  “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

NOTES TO FINANCIAL STATEMENTS as of August 31, 2018 (Unaudited) (continued)

NOTE 7 — TRANSACTIONS IN WRITTEN OPTIONS
Transactions in written OTC call options on equity indices were as follows:
	Number of Contracts	Premiums Received
Balance at 02/28/2018	78,200	$1,241,555
Options Written	306,600	4,834,198
Options Expired	(163,600)	(2,580,356)
Options Terminated in Closing Purchase Transactions	(145,500)	(2,385,455)
Balance at 08/31/2018	75,700	$1,109,942

NOTE 8 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares repurchased	Net increase (decrease) in shares outstanding	Shares repurchased, net of commissions	Net increase (decrease)
Year or period ended	#	#	($)	($)
8/31/2018	—	—	—	—
2/28/2018	(42,352)	(42,352)	(450,687)	(450,687)
Share Repurchase Program
Effective April 1, 2018, pursuant to an open-market share repurchase program, the Fund may purchase, over the period ending March 31, 2019, up to 10% of its stock in open-market transactions. Previously, pursuant to an open-market share repurchase program effective April 1, 2016, the Fund may have purchased, over the period ended March 31, 2017, up to 10% of its stock in open-market transactions. The amount and timing of the repurchases will be at the discretion of the Fund’s management, subject to market conditions and investment considerations. There is no assurance that the Fund will purchase shares at any particular discount level or in any particular amounts. Any repurchases made under this program would be made on a national securities exchange at the prevailing market price, subject to exchange requirements and volume, timing and other limitations under federal securities laws. The share repurchase program seeks to enhance shareholder value by purchasing shares trading at a discount from their NAV per share.
For the period ended August 31, 2018, the Fund had no repurchases.
For the year ended February 28, 2018, the Fund repurchased 42,352 shares, representing approximately 0.23% of the Fund’s outstanding shares for a net purchase price of  $450,687 (including commissions of  $1,059). Shares were repurchased at a weighted-average discount from NAV per share of 9.43% and a weighted-average price per share of  $10.62.
NOTE 9 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions in the current period will not be determined until after the Fund’s tax year-end of December 31, 2018. The tax composition of dividends and distributions as of the Fund’s most recent tax year-end was as follows:
Tax Year Ended December 31, 2017
Ordinary Income	Long-term Capital Gain	Return of Capital
$758,554	$14,295,298	$1,430,146
The tax-basis components of distributable earnings as of December 31, 2017 were:
Late Year Ordinary Losses Deferred	Unrealized Appreciation/ (Depreciation)
$(1,286,632)	$35,849,983
At December 31, 2017, the Fund did not have any capital loss carryovers for U.S. federal income tax purposes.
The Fund’s major tax jurisdictions are U.S. federal and Arizona state.
As of August 31, 2018, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2013.

NOTES TO FINANCIAL STATEMENTS as of August 31, 2018 (Unaudited) (continued)

NOTE 10 — SUBSEQUENT EVENTS
Dividends: Subsequent to August 31, 2018, the Fund made a distribution of:
Per Share Amount	Declaration Date	Payable Date	Record Date
$0.225	9/17/2018	10/15/2018	10/2/2018
Each quarter, the Fund will provide disclosures with distribution payments made that estimate the percentages of that distribution that represent net investment income, capital gains, and return of capital, if any. A significant portion of the quarterly distribution payments made by the Fund may constitute a return of capital.
The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than above, no such subsequent events were identified.

Voya Global Advantage and Premium	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunity Fund	as of August 31, 2018 (Unaudited)

Shares		Value	Percentage of Net Assets
COMMON STOCK: 96.2%
	Australia: 4.3%
848,715	Charter Hall Group	$4,350,766	1.9
62,451	Rio Tinto Ltd.	3,263,338	1.5
509,888	Other Securities	1,965,509	0.9
		9,579,613	4.3
	Austria: 2.6%
48,041	Erste Group Bank AG	1,913,284	0.8
73,722	OMV AG	3,908,529	1.8
		5,821,813	2.6
	Canada: 4.3%
50,738	National Bank Of Canada	2,539,233	1.1
108,594	Suncor Energy, Inc.	4,470,245	2.0
105,925	Other Securities	2,559,599	1.2
		9,569,077	4.3
	Finland: 0.5%
26,488 (1)	Other Securities	1,034,740	0.5
	France: 0.2%
17,361	Other Securities	437,512	0.2
	Germany: 0.9%
27,475	Other Securities	1,936,202	0.9
	Hong Kong: 2.2%
316,051	CLP Holdings Ltd.	3,714,088	1.7
1,121,500 (2)	WH Group Ltd.	846,990	0.4
194,356	Other Securities	384,077	0.1
		4,945,155	2.2
	Italy: 0.4%
180,821	Other Securities	893,970	0.4
	Japan: 8.4%
109,700	Itochu Corp.	1,916,882	0.9
56,400	Bandai Namco Holdings, Inc.	2,185,805	1.0
72,800	Nippon Telegraph & Telephone Corp.	3,238,944	1.4
190,500	Obayashi Corp.	1,783,378	0.8
78,800	Taisei Corp.	3,519,593	1.6
27,500	Toyota Motor Corp.	1,711,948	0.8
283,700	Other Securities	4,180,133	1.9
		18,536,683	8.4
	Netherlands: 6.0%
14,326 (2)	ABN AMRO Group NV	387,959	0.2
71,644	ASR Nederland NV	3,425,250	1.6
44,815	Koninklijke DSM NV	4,709,669	2.1
131,992	Koninklijke Ahold Delhaize NV	3,215,253	1.5
19,419 (2)	Signify NV	547,395	0.2
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Netherlands (continued)
65,929	Other Securities	$895,567	0.4
		13,181,093	6.0
	Norway: 2.2%
113,895	Marine Harvest	2,459,872	1.1
252,783	Other Securities	2,330,277	1.1
		4,790,149	2.2
	Singapore: 2.2%
243,300	United Overseas Bank Ltd.	4,795,078	2.2
	Spain: 0.2%
10,930	Other Securities	454,718	0.2
	Sweden: 0.7%
64,229	Boliden AB	1,681,951	0.7
	Switzerland: 2.3%
2,124	Partners Group	1,667,668	0.8
11,750	Roche Holding AG	2,913,455	1.3
1,361	Other Securities	414,329	0.2
		4,995,452	2.3
	United Kingdom: 4.1%
127,917	GlaxoSmithKline PLC	2,590,679	1.2
26,679	Rio Tinto PLC	1,267,045	0.6
765,577	Other Securities	5,165,676	2.3
		9,023,400	4.1
	United States: 54.7%
54,825	AbbVie, Inc.	5,262,103	2.4
40,116	Aflac, Inc.	1,854,964	0.8
5,173 (3)	Alphabet, Inc. - Class A	6,372,101	2.9
1,669 (3)	Alphabet, Inc. - Class C	2,033,159	0.9
12,754	Apple, Inc.	2,903,193	1.3
71,092	Archer-Daniels-Midland Co.	3,583,037	1.6
75,697	Bank of America Corp.	2,341,308	1.1
956 (3)	Booking Holdings, Inc.	1,865,682	0.8
17,234	Caterpillar, Inc.	2,392,941	1.1
10,280	Cigna Corp.	1,936,135	0.9
23,435	Citigroup, Inc.	1,669,509	0.7
89,353	ConocoPhillips	6,561,191	3.0
28,718	Cummins, Inc.	4,072,212	1.8
25,994	Deluxe Corp.	1,539,365	0.7
35,603	Discover Financial Services	2,781,306	1.3
57,575	Eaton Corp. PLC	4,786,785	2.2
102,935	Intel Corp.	4,985,142	2.3
36,092	KLA-Tencor Corp.	4,194,251	1.9
36,057	Las Vegas Sands Corp.	2,358,849	1.1

See Accompanying Notes to Financial Statements

Voya Global Advantage and Premium	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunity Fund	as of August 31, 2018 (Unaudited) (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States (continued)
10,430	Mastercard, Inc. - Class A	$2,248,291	1.0
99,197	Microsoft Corp.	11,142,799	5.0
30,805	Occidental Petroleum Corp.	2,460,395	1.1
82,242	Pfizer, Inc.	3,414,688	1.5
29,488	PNC Financial Services Group, Inc.	4,232,708	1.9
48,066	Principal Financial Group, Inc.	2,652,763	1.2
19,691	Prudential Financial, Inc.	1,934,641	0.9
35,464	Seagate Technology	1,898,743	0.9
15,432	UnitedHealth Group, Inc.	4,142,875	1.9
59,244	VF Corp.	5,458,150	2.5
329,962 (1)	Other Securities	17,708,219	8.0
		120,787,505	54.7
	Total Common Stock (Cost $182,985,898)	212,464,111	96.2
SHORT-TERM INVESTMENTS: 2.7%
	Mutual Funds: 2.7%
6,049,587 (4)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.850% (Cost $6,049,587)	6,049,587	2.7
	Total Short-Term Investments (Cost $6,049,587)	6,049,587	2.7
	Total Investments in Securities (Cost $189,035,485)	$218,513,698	98.9
	Assets in Excess of Other Liabilities	2,373,413	1.1
	Net Assets	$220,887,111	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of August 31, 2018.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1)
The grouping contains non-income producing securities.

(2)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(3)
Non-income producing security.

(4)
Rate shown is the 7-day yield as of August 31, 2018.

Sector Diversification	Percentage of Net Assets
Financials	19.3%
Information Technology	17.1
Consumer Discretionary	10.5
Health Care	10.5
Industrials	10.3
Energy	8.6
Materials	6.9
Consumer Staples	6.0
Real Estate	2.6
Utilities	2.6
Telecommunication Services	1.8
Short-Term Investments	2.7
Assets in Excess of Other Liabilities	1.1
Net Assets	100.0%

See Accompanying Notes to Financial Statements

Voya Global Advantage and Premium	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunity Fund	as of August 31, 2018 (Unaudited) (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of August 31, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at August 31, 2018
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$9,579,613	$—	$9,579,613
Austria	—	5,821,813	—	5,821,813
Canada	9,569,077	—	—	9,569,077
Finland	—	1,034,740	—	1,034,740
France	—	437,512	—	437,512
Germany	—	1,936,202	—	1,936,202
Hong Kong	—	4,945,155	—	4,945,155
Italy	—	893,970	—	893,970
Japan	—	18,536,683	—	18,536,683
Netherlands	—	13,181,093	—	13,181,093
Norway	—	4,790,149	—	4,790,149
Singapore	—	4,795,078	—	4,795,078
Spain	—	454,718	—	454,718
Sweden	—	1,681,951	—	1,681,951
Switzerland	—	4,995,452	—	4,995,452
United Kingdom	—	9,023,400	—	9,023,400
United States	120,787,505	—	—	120,787,505
Total Common Stock	130,356,582	82,107,529	—	212,464,111
Short-Term Investments	6,049,587	—	—	6,049,587
Total Investments, at fair value	$136,406,169	$82,107,529	$—	$218,513,698
Other Financial Instruments+
Forward Foreign Currency Contracts	—	418,559	—	418,559
Futures	168,342	—	—	168,342
Total Assets	$136,574,511	$82,526,088	$—	$219,100,599
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(122,520)	$—	$(122,520)
Futures	(254,404)	—	—	(254,404)
Written Options	—	(1,848,242)	—	(1,848,242)
Total Liabilities	$(254,404)	$(1,970,762)	$—	$(2,225,166)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

Voya Global Advantage and Premium	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunity Fund	as of August 31, 2018 (Unaudited) (continued)

At August 31, 2018, the following forward foreign currency contracts were outstanding for Voya Global Advantage and Premium Opportunity Fund:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 19,213,317	JPY 2,135,499,715	BNP Paribas S.A.	09/28/18	$(38,793)
USD 9,715,821	CAD 12,553,601	BNP Paribas S.A.	09/28/18	91,778
USD 5,007,029	CHF 4,867,057	Morgan Stanley & Co. International PLC	09/28/18	(24,785)
USD 4,814,110	NOK 40,178,019	Societe Generale	09/28/18	18,546
USD 9,883,926	AUD 13,550,415	Societe Generale	09/28/18	142,728
USD 4,877,807	SGD 6,662,316	Societe Generale	09/28/18	22,280
USD 9,468,466	GBP 7,341,705	Societe Generale	09/28/18	(58,942)
USD 24,005,495	EUR 20,521,034	Societe Generale	09/28/18	143,087
USD 4,988,572	HKD 39,137,391	Societe Generale	09/28/18	140
				$296,039

At August 31, 2018, the following futures contracts were outstanding for Voya Global Advantage and Premium Opportunity Fund:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
EURO STOXX 50® Index	170	09/21/18	$6,687,444	$(37,721)
FTSE 100 Index	91	09/21/18	8,758,576	(110,489)
Nikkei 225 Index	95	09/13/18	9,762,060	168,342
			$25,208,080	$20,132
Short Contracts:
S&P 500® E-Mini	(40)	09/21/18	(5,804,200)	(106,194)
			$(5,804,200)	$(106,194)

At August 31, 2018, the following OTC written equity options were outstanding for Voya Global Advantage and Premium Opportunity Fund:
Description	Counterparty	Put/Call	Expiration Date	Exercise Price	Number of Contracts	Notional Amount	Premiums Received	Fair Value
EURO STOXX 50® Index	Morgan Stanley & Co. International PLC	Call	09/07/18	3,508.000 EUR	1,000	3,392,900	$44,305	$(771)
EURO STOXX 50® Index	Societe Generale	Call	09/21/18	3,517.000 EUR	1,000	3,392,900	41,825	(3,165)
EURO STOXX 50® Index	Societe Generale	Call	10/05/18	3,420.000 EUR	1,100	3,732,190	50,345	(51,341)
FTSE 100 Index	BNP Paribas S.A.	Call	09/07/18	7,706.000 GBP	500	3,716,210	49,854	(593)
FTSE 100 Index	Morgan Stanley & Co. International PLC	Call	09/21/18	7,673.000 GBP	500	3,716,210	48,201	(7,165)
FTSE 100 Index	BNP Paribas S.A.	Call	10/05/18	7,621.322 GBP	500	3,716,210	51,409	(19,823)
Nikkei 225 Index	BNP Paribas S.A.	Call	09/07/18	22,997.000 JPY	15,400	352,123,310	44,034	(14,154)
Nikkei 225 Index	BNP Paribas S.A.	Call	09/21/18	22,714.090 JPY	14,800	338,404,220	42,013	(49,807)
Nikkei 225 Index	BNP Paribas S.A.	Call	10/05/18	22,395.000 JPY	14,800	338,404,220	38,846	(74,688)
S&P 500® Index	Societe Generale	Call	09/07/18	2,828.000 USD	8,700	25,243,224	226,200	(651,538)
S&P 500® Index	Societe Generale	Call	09/21/18	2,862.720 USD	8,800	25,533,376	217,430	(454,890)
S&P 500® Index	Societe Generale	Call	10/05/18	2,863.000 USD	8,600	24,953,072	255,480	(520,307)
							$1,109,942	$(1,848,242)

See Accompanying Notes to Financial Statements

Voya Global Advantage and Premium	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunity Fund	as of August 31, 2018 (Unaudited) (continued)

Currency Abbreviations
AUD – Australian Dollar
CAD – Canadian Dollar
CHF – Swiss Franc
EUR – EU Euro
GBP – British Pound
HKD – Hong Kong Sar Dollar
JPY – Japanese Yen
SGD – Singapore Dollar
USD – United States Dollar
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of August 31, 2018 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$418,559
Equity contracts	Net Assets — Unrealized appreciation*	168,342
Total Asset Derivatives		$586,901
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$122,520
Equity contracts	Net Assets — Unrealized depreciation*	254,404
Equity contracts	Written options, at fair value	1,848,242
Total Liability Derivatives		$2,225,166

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended August 31, 2018 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Written options	Total
Equity contracts	$—	$(112,822)	$452,042	$339,220
Foreign exchange contracts	6,355,430	—	—	6,355,430
Total	$6,355,430	$(112,822)	$452,042	$6,694,650

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Written options	Total
Equity contracts	$—	$366,108	$(1,509,829)	$(1,143,721)
Foreign exchange contracts	(191,373)	—	—	(191,373)
Total	$(191,373)	$366,108	$(1,509,829)	$(1,335,094)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at August 31, 2018:
	BNP Paribas S.A.	Morgan Stanley & Co. International PLC	Societe Generale	Totals
Assets:
Forward foreign currency contracts	$91,778	$—	$326,781	$418,559
Total Assets	$91,778	$—	$326,781	$418,559

See Accompanying Notes to Financial Statements

Voya Global Advantage and Premium	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunity Fund	as of August 31, 2018 (Unaudited) (continued)

	BNP Paribas S.A.	Morgan Stanley & Co. International PLC	Societe Generale	Totals
Liabilities:
Forward foreign currency contracts	$38,793	$24,785	$58,942	$122,520
Written options	159,065	7,936	1,681,241	1,848,242
Total Liabilities	$197,858	$32,721	$1,740,183	$1,970,762
Net OTC derivative instruments by counterparty, at fair value	$(106,080)	$(32,721)	$(1,413,402)	$(1,552,203)
Total collateral pledged by the Fund/(Received from counterparty)	$—	$—	$1,413,402	$1,413,402
Net Exposure(1)(2)	$(106,080)	$(32,721)	$—	$(138,801)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

(2)
At August 31, 2018, the Fund had pledged $1,980,000 to Societe Generale. The fund had also received $50,000 from Morgan Stanley & Co. International PLC. Excess cash collateral is not shown for financial reporting purposes.

At August 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $189,128,768.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$36,755,835
Gross Unrealized Depreciation	(8,073,130)
Net Unrealized Appreciation	$28,682,705

Supplemental Option Information (Unaudited)
Supplemental Call Option Statistics as of August 31, 2018:
% of Total Net Assets against which calls written	50.20%
Average Days to Expiration at time written	$49
Average Call Moneyness* at time written	ATM
Premium received for calls	$1,109,942
Value of calls	$(1,848,242)

*
“Moneyness” is the term used to describe the relationship between the price of the underlying asset and the option’s exercise or strike price. For example, a call (buy) option is considered “in-the-money” when the value of the underlying asset exceeds the strike price. Conversely, a put (sell) option is considered “in-the-money” when its strike price exceeds the value of the underlying asset. Options are characterized for the purpose of Moneyness as, “in-the-money” (“ITM”), “out-of-the-money” (“OTM”) or “at-the-money” (“ATM”), where the underlying asset value equals the strike price.

See Accompanying Notes to Financial Statements

SHAREHOLDER MEETING INFORMATION (Unaudited)

Proposal:
1
At this meeting, a proposal was submitted to elect three members of the Board of Trustees to represent the interests of the holders of the Fund, with all three individuals to serve as Class I Trustees, for a term of three-years, and until the election and qualification of their successors.

An annual shareholder meeting of Voya Global Advantage and Premium Opportunity Fund was held July 10, 2018, at the offices of Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.
		Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
Class I Trustees	Voya Global Advantage and Premium Opportunity Fund
	Colleen D. Baldwin	1*	16,309,786.977	490,978.000	0.000	0.000	16,800,764.977
	Russell H. Jones	1*	16,269,873.977	530,891.000	0.000	0.000	16,800,764.977
	Joseph E. Obermeyer	1*	16,313,207.977	487,557.000	0.000	0.000	16,800,764.977

*
Proposal Passed

After the July 10, 2018 annual shareholder meeting, the following Trustees continued on as Trustees of the Trust: John V. Boyer, Patricia W. Chadwick, Martin J. Gavin, Patrick W. Kenny, Sheryl K. Pressler, Christopher P. Sullivan and Roger B. Vincent. Dina Santoro was appointed a Trustee of the Trust effective July 10, 2018.

ADDITIONAL INFORMATION (Unaudited)

During the period, there were no material changes in the Fund’s investment objective or policies or in the principal risk factors associated with investment in the Fund. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio.
The Fund may lend portfolio securities in an amount equal to up to 33 1∕3% of its managed assets to broker dealers or other institutional borrowers, in exchange for cash collateral and fees. The Fund may use the cash collateral in connection with the Fund’s investment program as approved by the Investment Adviser, including generating cash to cover collateral posting requirements. Although the Fund has no current intention to do so, it may use the cash collateral to generate additional income. The use of cash collateral in connection with the Fund’s investment program may have a leveraging effect on the Fund, which would increase the volatility of the Fund and could reduce its returns and/or cause a loss.
The Fund intends to engage in lending portfolio securities only when such lending is secured by cash or other permissible collateral in an amount at least equal to the market value of the securities loaned. The Fund will maintain cash, cash equivalents or liquid securities holdings in an amount sufficient to cover its repayment obligation with respect to the collateral, marked to market on a daily basis.
Securities lending involves the risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. Loans will be made only to organizations whose credit quality or claims paying ability is considered by the sub-advisers to be at least investment grade. The financial condition of the borrower will be monitored by the Investment Adviser on an ongoing basis. The Fund will not lend portfolio securities subject to a written American style covered call option contract. The Fund may lend portfolio securities subject to a written European style covered call option contract as long as the lending period is less than or equal to the term of the covered call option contract.
The Fund was granted exemptive relief by the SEC (the “Order”) which, under the 1940 Act, would permit the Fund, subject to Board approval, to include realized long-term capital gains as a part of its regular distributions to Common Shareholders more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year) (“Managed Distribution Policy”). The Fund may in the future adopt a Managed Distribution Policy.
Dividend Reinvestment Plan
Unless the registered owner of Common Shares elects to receive cash by contacting Computershare Shareowner
Services LLC (the “Plan Agent”), all dividends declared on Common Shares of the Fund will be automatically reinvested by the Plan Agent for shareholders in additional Common Shares of the Fund through the Fund’s Dividend Reinvestment Plan (the “Plan”). Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Agent prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares of the Fund for you. If you wish for all dividends declared on your Common Shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.
The Plan Agent will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. Open-market purchases and sales are usually made through a broker affiliated with the Plan Agent.
If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the NAV per Common Share, the Plan Agent will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value

ADDITIONAL INFORMATION (Unaudited) (continued)

plus estimated brokerage commissions, the Plan Agent will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Agent will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases.
The Fund pays quarterly Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date, which typically will be approximately ten days.
If, before the Plan Agent has completed its Open-Market Purchases, the market price per common share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Agent is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making Open-Market Purchases and will invest the un-invested portion of the Dividend amount in Newly Issued Common Shares at the NAV per common share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.
The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.
In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.
There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a partial or full sale of shares through the Plan Agent are subject to a $15.00 sales fee and a $0.10 per share brokerage commission on purchases or sales, and may be subject to certain other service charges.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
All questions concerning the Plan or a request to terminate participation should be directed to the Fund’s Shareholder Service Department at (800) 992-0180.
KEY FINANCIAL DATES — CALENDAR 2018 DISTRIBUTIONS:
Declaration Date	Ex Date	Record Date	Payable Date
March 15, 2018	April 2, 2018	April 3, 2018	April 16, 2018
June 15, 2018	July 2, 2018	July 3, 2018	July 16, 2018
September 17, 2018	October 1, 2018	October 2, 2018	October 15, 2018
December 17, 2018	December 28, 2018	December 31, 2018	January 15, 2019
Record date will be two business days after each Ex-Dividend Date. These dates are subject to change.
Stock Data
The Fund’s common shares are traded on the NYSE (Symbol: IGA).
Repurchase of Securities by Closed-End Companies
In accordance with Section 23(c) of the 1940 Act, and Rule 23c-1 under the 1940 Act, the Fund may from time to time purchase shares of beneficial interest of the Fund in the open market, in privately negotiated transactions and/or purchase shares to correct erroneous transactions.

ADDITIONAL INFORMATION (Unaudited) (continued)

Number of Shareholders
The number of record holders of common stock as of August 31, 2018 was 12, which does not include approximately 7,809 beneficial owners of shares held in the name of brokers of other nominees.
Certifications
In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund’s CEO submitted the Annual CEO Certification on August 6, 2018 certifying that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal controls over financial reporting.

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
Computershare, Inc.
480 Washington Boulevard
Jersey City, New Jersey 07310-1900
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Toll-Free Shareholder Information
Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information at (800) 992-0180.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
163318         (0818-102418)

Item 2. Code of Ethics.

Not required for semi-annual filing.

Item 3. Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4. Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5. Audit Committee of Listed Registrants.

Not required for semi-annual filing.

Item 6. Schedule of Investments.

Complete schedule of investments filed herein.

Voya Global Advantage and Premium Opportunity Fund	PORTFOLIO OF INVESTMENTS as of August 31, 2018 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.2%
		Australia: 4.3%
848,715		Charter Hall Group	4,350,766	1.9
89,344		Crown Resorts Ltd.	913,670	0.4
62,451		Rio Tinto Ltd.	3,263,338	1.5
420,544		South32 Ltd.	1,051,839	0.5
			9,579,613	4.3

		Austria: 2.6%
48,041		Erste Group Bank AG	1,913,284	0.8
73,722		OMV AG	3,908,529	1.8
			5,821,813	2.6

		Canada: 4.3%
20,926		Bank of Nova Scotia	1,211,142	0.5
68,915		Lundin Mining Corp.	328,469	0.1
8,161		Magna International, Inc.	441,882	0.2
7,923		Methanex Corp.	578,106	0.3
50,738		National Bank Of Canada	2,539,233	1.2
108,594		Suncor Energy, Inc.	4,470,245	2.0
			9,569,077	4.3

		Finland: 0.5%
19,300	(1)	DNA Oyj	410,658	0.2
7,188		Neste Oyj	624,082	0.3
			1,034,740	0.5

		France: 0.2%
17,361		AXA S.A.	437,512	0.2

		Germany: 0.9%
16,711		Evonik Industries AG	622,774	0.3
10,764		LEG Immobilien AG	1,313,428	0.6
			1,936,202	0.9

		Hong Kong: 2.2%
316,051		CLP Holdings Ltd.	3,714,088	1.7
194,356		Hang Lung Properties Ltd.	384,077	0.1
1,121,500	(2)	WH Group Ltd.	846,990	0.4
			4,945,155	2.2

		Italy: 0.4%
180,821		Enel S.p.A.	893,970	0.4

		Japan: 8.4%
109,700		Itochu Corp.	1,916,882	0.9
11,600		Japan Airlines Co. Ltd.	418,036	0.2
118,000		Kajima Corp.	848,511	0.4
56,400		Bandai Namco Holdings, Inc.	2,185,805	1.0
72,800		Nippon Telegraph & Telephone Corp.	3,238,944	1.4
190,500		Obayashi Corp.	1,783,378	0.8
45,600		Ono Pharmaceutical Co., Ltd.	1,198,081	0.5
75,800		Resona Holdings, Inc.	429,955	0.2
32,700		Sumitomo Mitsui Financial Group, Inc.	1,285,550	0.6
78,800		Taisei Corp.	3,519,593	1.6
27,500		Toyota Motor Corp.	1,711,948	0.8
			18,536,683	8.4

		Netherlands: 6.0%
14,326	(2)	ABN AMRO Group NV	387,959	0.2
71,644		ASR Nederland NV	3,425,250	1.6
65,929		ING Groep NV	895,567	0.4
44,815		Koninklijke DSM NV	4,709,669	2.1
131,992		Koninklijke Ahold Delhaize NV	3,215,253	1.5
19,419	(2)	Signify NV	547,395	0.2
			13,181,093	6.0

		Norway: 2.2%
113,895		Marine Harvest	2,459,872	1.1
199,444		Norsk Hydro ASA	1,099,680	0.5
33,225		Equinor ASA	852,228	0.4
20,114		Telenor ASA	378,369	0.2
			4,790,149	2.2

		Singapore: 2.2%
243,300		United Overseas Bank Ltd.	4,795,078	2.2

		Spain: 0.2%
10,930		ACS Actividades de Construccion y Servicios SA	454,718	0.2

		Sweden: 0.7%
64,229		Boliden AB	1,681,951	0.7

		Switzerland: 2.3%
2,124		Partners Group	1,667,668	0.8
11,750		Roche Holding AG	2,913,455	1.3
1,361		Zurich Insurance Group AG	414,329	0.2
			4,995,452	2.3

		United Kingdom: 4.1%
114,677		Barratt Developments PLC	806,801	0.4
9,990		Berkeley Group Holdings PLC	472,537	0.2
127,917		GlaxoSmithKline PLC	2,590,679	1.2
19,065		Imperial Brands PLC	679,273	0.3
118,122		Legal & General Group PLC	390,349	0.2
25,396		National Grid PLC	267,014	0.1
13,977		Persimmon PLC	442,188	0.2
26,679		Rio Tinto PLC	1,267,045	0.6
168,067		Tate & Lyle PLC	1,463,010	0.6
296,283		Taylor Wimpey PLC	644,504	0.3
			9,023,400	4.1

		United States: 54.7%
54,825		AbbVie, Inc.	5,262,103	2.4
40,116		Aflac, Inc.	1,854,964	0.8
5,173	(1)	Alphabet, Inc. - Class A	6,372,101	2.9
1,669	(1)	Alphabet, Inc. - Class C	2,033,159	0.9
7,170		Ameriprise Financial, Inc.	1,017,853	0.5
2,190		Anthem, Inc.	579,759	0.3
29,099	(3)	Apollo Global Management LLC	1,004,788	0.4
12,754		Apple, Inc.	2,903,193	1.3

See Accompanying Notes to Financial Statements

Voya Global Advantage and Premium Opportunity Fund	PORTFOLIO OF INVESTMENTS as of August 31, 2018 (Unaudited) (Continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States: (continued)
71,092	Archer-Daniels-Midland Co.	3,583,037	1.6
75,697	Bank of America Corp.	2,341,308	1.1
956	(1) Booking Holdings, Inc.	1,865,682	0.8
13,448	Carnival Corp.	826,918	0.4
17,234	Caterpillar, Inc.	2,392,941	1.1
7,727	CBS Corp. - Class B	409,686	0.2
10,280	Cigna Corp.	1,936,135	0.9
8,532	CIT Group, Inc.	462,776	0.2
23,435	Citigroup, Inc.	1,669,509	0.8
11,207	Comcast Corp. – Class A	414,547	0.2
89,353	ConocoPhillips	6,561,191	3.0
28,718	Cummins, Inc.	4,072,212	1.8
25,994	Deluxe Corp.	1,539,365	0.7
35,603	Discover Financial Services	2,781,306	1.3
11,761	(1) Dollar Tree, Inc.	946,878	0.4
57,575	Eaton Corp. PLC	4,786,786	2.2
11,230	Exelon Corp.	490,863	0.2
5,279	(1) F5 Networks, Inc.	998,364	0.4
31,162	Fidelity National Financial, Inc.	1,249,596	0.6
8,291	Garmin Ltd.	564,949	0.3
3,582	Humana, Inc.	1,193,737	0.5
102,935	Intel Corp.	4,985,142	2.3
32,211	Interpublic Group of Cos., Inc.	752,127	0.3
46,640	Keurig Dr Pepper, Inc.	1,063,392	0.5
22,371	Keycorp	471,357	0.2
36,092	KLA-Tencor Corp.	4,194,251	1.9
4,035	Lam Research Corp.	698,418	0.3
36,057	Las Vegas Sands Corp.	2,358,849	1.1
4,765	Lear Corp.	772,883	0.3
5,867	Lincoln National Corp.	384,758	0.2
10,430	Mastercard, Inc. - Class A	2,248,291	1.0
8,162	(1) Micron Technology, Inc.	428,668	0.2
99,197	Microsoft Corp.	11,142,799	5.0
2,559	Norfolk Southern Corp.	444,857	0.2
30,805	Occidental Petroleum Corp.	2,460,395	1.1
82,242	Pfizer, Inc.	3,414,688	1.5
29,488	PNC Financial Services Group, Inc.	4,232,708	1.9
48,066	Principal Financial Group, Inc.	2,652,763	1.2
19,691	Prudential Financial, Inc.	1,934,641	0.9
9,470	Public Service Enterprise Group, Inc.	495,754	0.2
3,474	PVH Corp.	497,338	0.2
35,464	Seagate Technology	1,898,743	0.9
9,615	Steel Dynamics, Inc.	439,694	0.2
19,050	Toll Brothers, Inc.	690,181	0.3
15,432	UnitedHealth Group, Inc.	4,142,875	1.9
11,065	Unum Group	408,077	0.2
59,244	VF Corp.	5,458,150	2.5
		120,787,505	54.7

	Total Common Stock
	(Cost $182,985,898)	212,464,111	96.2

SHORT-TERM INVESTMENTS: 2.7%
	Mutual Funds: 2.7%
6,049,587	(4) BlackRock Liquidity Funds, FedFund, Institutional Class, 1.850%
	(Cost $6,049,587)	6,049,587	2.7

	Total Short-Term Investments
	(Cost $6,049,587)	6,049,587	2.7

	Total Investments in Securities (Cost $189,035,485)	$218,513,698	98.9
	Assets in Excess of Other Liabilities	2,373,413	1.1
	Net Assets	$220,887,111	100.0

(1)	Non-income producing security.
(2)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(3)	Security is a Master Limited Partnership.
(4)	Rate shown is the 7-day yield as of August 31, 2018.

See Accompanying Notes to Financial Statements

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The Code of Ethics is not required for the semi-annual filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant is required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)	Not required for semi-annual filing.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Global Advantage and Premium Opportunity Fund

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: November 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: November 8, 2018

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: November 8, 2018